UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018 (December 29, 2017)

FUSE MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (469) 862-3030

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 the Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Fuse Medical, Inc.  (the “Company”) on January 5, 2018 (the “Initial Filing”), to include, among other things, the financial statements referred to in Item 9.01(a) and the pro forma financial information referred to in Item 9.01(b) relating to the acquisition of CPM Medical Consultants, LLC (“CPM”) by the Company.

On December 29, 2017, the Company completed the previously-announced acquisition of CPM, pursuant to that certain Purchase Agreement (the “Purchase Agreement”), by and between the Company and NC 143 Family Holdings, LP (“NC 143”), dated December 15, 2017, whereby the Company purchased all of the outstanding membership interests of CPM, as disclosed in the Company’s Current Report on Form 8-K filed on December 19, 2017. The Company issued 50,000,000 shares of its common stock, par value $0.01 per share (“Common Stock”), in exchange for 100% of the outstanding equity interests of CPM, at an agreed-upon value of $0.20 per share of Common Stock, as reflected in the fairness opinion provided by ValueScope, Inc. and filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on December 19, 2017. The effective date of the closing was December 31, 2017.

Item 3.02.	Unregistered Sale of Equity Securities.

The information set forth in Item 2.01 regarding the issuance of shares of our Common Stock pursuant to the Purchase Agreement is incorporated into this Item 3.02 by reference. The offer and sale of such securities were made to a single purchaser, NC 143, in an offering exempt from registration pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and correlating provisions of state securities laws. The Purchase Agreement contains representations to support the Company’s reasonable belief that NC 143 had access to information concerning the Company’s operations and financial condition and that NC 143 did not acquire the Common Stock with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration. The Company relied upon such representations in determining that such exemption was available.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

(i) The historical audited condensed consolidated financial statements of CPM as of December 31, 2017, and December 31, 2016, and the related audited condensed consolidated balance sheets, statements of operations, statements of changes in member’s equity, and statements of cash flows for each of the fiscal years ended December 31, 2017, and December 31, 2016, together with the notes thereto and the auditors’ reports thereon, are filed as Exhibit 99.1 and are incorporated in this Item 9.01 by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as of December 31, 2017, are filed as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

99.1

Audited consolidated financial statements of CPM Medical Consultants, LLC, as of December 31, 2017, and December 31, 2016, including audited consolidated balance sheets and the related audited consolidated statements.

99.2	Unaudited pro forma condensed combined financial statements of Fuse Medical, Inc., as of December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSE MEDICAL, INC.

By:	/s/ William E. McLaughlin, III
William E. McLaughlin, III, Senior Vice President, Chief Financial Officer, and Director
(Principal Financial Officer)

Date: March 12, 2018